UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2016

Toys “R” Us, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11609	22-3260693
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

One Geoffrey Way, Wayne, New Jersey 07470

(Address of Principal Executive Offices, including Zip Code)

(973) 617-3500

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information set forth under Item 2.03 “Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” is incorporated into this Item 1.01 by reference.

On August 26, 2016, in connection with the issuance of $141,549,000 of 12% Senior Secured Notes due 2021 (the “Notes”) of TRU Taj LLC (the “Issuer”), a wholly-owned subsidiary of Toys “R” Us, Inc. (the “Company”) in a private placement, the Issuer, TRU Taj Finance, Inc. (the “Co-Issuer”), the Company, the other guarantors party thereto and Wilmington Trust, National Association, as trustee, executed a supplemental indenture (the “Supplemental Indenture”) relating to the Notes. A copy of the Supplemental Indenture is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On August 26, 2016, the Company issued a press release announcing (i) the issuance of $141,549,000 of Notes by the Issuer and Co-Issuer in a private placement, (ii) the expected use of net proceeds of such issuance to, among other things, redeem the Company’s 10.375% Senior Notes due 2017 and (iii) preliminary and unaudited estimates of same store sales, net sales, operating earnings and adjusted EBITDA for the second quarter of fiscal 2016. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The second quarter of fiscal 2016 refers to May 1, 2016 to July 30, 2016. The preliminary estimates for the second quarter of fiscal 2016 are derived from preliminary internal financial reports and are subject to revision based on the completion of the Company’s quarter-end accounting and financial reporting processes. Accordingly, the Company’s actual results may differ from these estimates and such differences may be material.

The foregoing information, which has been furnished solely for this Item 2.02 and Exhibit 99.1 shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated into this Item 2.03 by reference.

On August 26, 2016, the Issuer and the Co-Issuer completed the issuance of the Notes in a private placement. The Notes were issued under an existing indenture, dated as of August 16, 2016 (as amended and supplemented, the “Indenture”) as additional notes of the same series as the $441,200,000 aggregate principal amount of 12% Senior Secured Notes due 2021 previously issued by the Issuer and the Co-Issuer under such Indenture.

The offer and sale of the Notes was made solely in private placement transactions exempt from registration pursuant to Section 4(a)(2) of the Securities Act. The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

More information on the terms of the Notes may be found in the Company’s Current Report on Form 8-K, filed on August 18, 2016. A copy of the Indenture is attached to such Current Report and is incorporated herein by reference, and the foregoing description is qualified in its entirety by the full text of such Indenture.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Supplemental Indenture, dated as of August 26, 2016, among TRU Taj LLC, TRU Taj Finance, Inc., the guarantors named therein and Wilmington Trust, National Association, as trustee.

99.1	Press Release of Toys “R” Us, Inc. entitled “Toys“R”Us Announces Private Placement of 12% Senior Secured Notes due 2021 and Releases Estimated Sales, Operating Earnings and Adjusted EBITDA for Second Quarter 2016,” dated August 26, 2016.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Toys “R” Us, Inc.
(Registrant)

Date: August 26, 2016	By:	/s/ Michael J. Short
	Name:	Michael J. Short
	Title:	Executive Vice President - Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Supplemental Indenture, dated as of August 26, 2016, among TRU Taj LLC, TRU Taj Finance, Inc., the guarantors named therein and Wilmington Trust, National Association, as trustee.

99.1	Press Release of Toys “R” Us, Inc. entitled “Toys“R”Us Announces Private Placement of 12% Senior Secured Notes due 2021 and Releases Estimated Sales, Operating Earnings and Adjusted EBITDA for Second Quarter 2016,” dated August 26, 2016.

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